Earnings (Loss) per Share (Tables)	12 Months Ended
Sep. 26, 2014
Earnings (Loss) per Share [Abstract]
Schedule of Earnings (Loss) per Share
The dilutive effect of the Company's share-based awards that were issued as a result of the conversion of Covidien share-based awards with the Separation, the conversion of Questcor share-based awards with the Questcor Acquisition, the initial equity awards granted to certain of the Company's executives on July 1, 2013 and any other Company grants made since the Separation have been included in the computation of diluted earnings per share for fiscal 2014 and 2013, calculated under the methodologies outlined above, weighted appropriately for the portion of the period they were outstanding.

	2014	2013	2012
Weighted-average shares for basic earnings (loss) per share	64.9	57.7	57.7
Effect of share options and restricted shares	—	0.1	—
Weighted-average shares for diluted earnings (loss) per share	64.9	57.8	57.7